UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2005, Quest Software, Inc. (“Quest”) issued a press release announcing operating results for the quarter and year ended December 31, 2004. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless Quest specifically incorporates the foregoing information into those documents by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 27, 2005, Paul Sallaberry was elected to Quest’s Board of Directors to fill a vacancy that had existed since the date of our last Annual Meeting of Shareholders. Mr. Sallaberry will replace Jerry Murdock, Jr. as a member of Quest’s Compensation Committee. Mr. Sallaberry held several executive level positions with VERITAS Software, most recently as Executive Vice President, Worldwide Field Operations. Mr. Sallaberry had previously served as Senior Vice President, Worldwide Sales of Veritas from July 1999 to December 1999, and Vice President, Worldwide Sales of Veritas from April 1997 to July 1999. The press release issued by Quest on February 2, 2005 announcing the election of Mr. Sallaberry is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the terms of the Automatic Option Grant Program under Quest’s 1999 Stock Incentive Plan, upon election to the Board, Mr. Sallaberry received options to purchase 50,000 shares of Quest Common Stock at an exercise price of $14.54, the closing price on the date of his election. Mr. Sallaberry will also enter into Quest’s standard form of indemnification agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release issued by Quest Software, Inc. on February 2, 2005 announcing results of operations.
99.2	Press release issued by Quest Software, Inc. on February 2, 2005 announcing the election of Paul Sallaberry to its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: February 2, 2005

	By:	/s/ M. Brinkley Morse
M. Brinkley Morse
Vice President, Finance and Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by Quest Software, Inc. on February 2, 2005 announcing results of operations.

99.2	Press release issued by Quest Software, Inc. on February 2, 2005 announcing the election of Paul Sallaberry to its Board of Directors.